Exhibit 10.3

MONDELĒZ INTERNATIONAL HOLDINGS LLC

ACORN HOLDINGS B.V.

JACOBS DOUWE EGBERTS B.V.

AND

JACOBS DOUWE EGBERTS INTERNATIONAL B.V.

AMENDMENT AGREEMENT TO

GLOBAL CONTRIBUTION AGREEMENT

(EXCLUDING FRANCE)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT AGREEMENT is made on 28 July 2015

AMONG:

(1)	MONDELĒZ INTERNATIONAL HOLDINGS LLC, a limited liability company incorporated in the State of Delaware, with its registered office at Three Parkway North, Deerfield, IL 60015, United States of America (“MDLZ”);

(2)	ACORN HOLDINGS B.V., a private limited company incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 57582041 (“Acorn”);

(3)	JACOBS DOUWE EGBERTS B.V. (formerly Charger Top HoldCo B.V.), a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60612568 (the “Company”); and

(4)	JACOBS DOUWE EGBERTS INTERNATIONAL B.V. (formerly Charger OpCo B.V.), a private company with limited liability incorporated under the laws of the Netherlands, with its registered office at Oosterdoksstraat 80, 1011 DK Amsterdam, the Netherlands and with registered number 60551720 (“Charger OpCo”).

INTRODUCTION:

(A)	On 7 May 2014, the parties entered into the global contribution agreement (the “Global Contribution Agreement”).

(B)	On 1 July 2015, the parties agreed to amendments to the Global Contribution Agreement.

(C)	The parties now wish to set out those detailed amendments in this Agreement and to make certain further amendments.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Unless otherwise set out in this Agreement (or if the context otherwise requires), the interpretation provisions set out in schedule 18 of the Global Contribution Agreement shall apply to this Agreement mutatis mutandis.

1.2	A reference to a clause, part, paragraph or schedule, unless the context otherwise requires, is a reference to a clause, part or paragraph of, or schedule to, the Global Contribution Agreement.

2.	AMENDMENTS TO THE GLOBAL CONTRIBUTION AGREEMENT

2.1	The parties confirm that the Global Contribution Agreement was amended on 1 July 2015, with immediate effect, as follows:

2.1.1	In clause 1.1, the word “defined” was replaced with the word “used”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.1.2	In clause 1.2:

(a)	the words “each of” were inserted after the words “ensure that”; and

(b)	the words “and Charger OpCo” were inserted after the words “the Company”.

2.1.3	In clauses 3.6, the word “fifth” was deleted.

2.1.4	In clause 3.13, the word “fifth” was deleted.

2.1.5	In clause 4.2, the following words were inserted at the end of the clause:

This adjustment will be applied, if applicable, after Closing but before 31 December 2015 (in which case, the parties will agree how to effect the reduction of the MDLZ Group’s holding of MDLZ Consideration Shares by the relevant number of shares).

2.1.6	In clause 5.3, the words “each of the Conditions in clauses 5.1.5 and 5.1.6” were replaced with the words “the Condition in clause 5.1.5”.

2.1.7	In clause 5.4, the cross-reference to “clauses 5.1.4, 5.1.7 and 5.1.8” was replaced by a cross-reference to “clauses 5.1.4 and 5.1.7”.

2.1.8	In clause 5.6.1, the cross-reference to “clause 8.1.1(a)” was replaced by a cross-reference to “clause 8.1.1”.

2.1.9	In clause 5.6.2, the cross-reference to “clause 5.1.1 to 5.1.9” was replaced by a cross-reference to “clause 5.1.1 to 5.1.8”.

2.1.10	The following new clause 7.25 was inserted after clause 7.24:

Taloca Vietnam

7.25	The parties agree that, notwithstanding the other provisions of this Agreement, none of the assets and liabilities pertaining to Taloca GmbH’s representative office in Vietnam will be contributed or sold to, or assumed by, any Charger Group Company at Closing. The Company and Charger OpCo will procure that a Charger Group Company will open a representative office in Vietnam within 12 months of Closing. The MDLZ Group will provide the services of that representative office to the Charger Group pursuant to the terms of the Transitional Services Agreement, and its assets and liabilities will be transferred to, or assumed by, the Charger Group pursuant to the terms of the Transitional Services Agreement.

2.1.11	The whole of clause 8.1.1 was deleted and replaced with the words “Thursday 2 July 2015; or”.

2.1.12	In clause 8.2, the words “before 30 June 2015, if possible” were replaced with the words “as soon after 30 June 2015 as possible”.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.1.13	The following new clauses 8.15 to 8.17 were inserted after clause 8.14:

Unwind of Partial Closing

8.1	In the event that:

8.15.1	Closing does not take place on the Closing Date for any reason; but

8.15.2	any MDLZ Transferred Assets are transferred to the Charger Group or any Charger Group Company assumes liability for any of the Assumed MDLZ Liabilities (each a “Prematurely Transferred Asset” or a “Prematurely Transferred Liability” respectively) on or prior to that date, each party agrees to perform (or procure the performance of) all such acts and things and/or to execute and deliver (or procure the execution and delivery of) all such documents, as may be necessary to return each Prematurely Transferred Asset and each Prematurely Transferred Liability to the MDLZ Group. In such circumstances, clauses 21.4.2(a) to (d) shall apply, mutatis mutandis, as if any Prematurely Transferred Asset was a Wrong Pocket Partner Asset, and clauses 21.11.2(a) to (d) shall apply, mutatis mutandis, as if any Prematurely Transferred Liability was a Wrong Pocket Partner Liability.

8.16	In the event that:

8.16.1	Closing does not take place on the Closing Date for any reason; but

8.16.2	any Charger Group Company makes any payment to a MDLZ Group Company with respect to any MDLZ Transferred Assets (each a “Premature Payment”) on or prior to that date,

each party agrees to perform (or procure the performance of) all such acts and things and/or to execute and deliver (or procure the execution and delivery of) all such documents, as may be necessary to return each Premature Payment to the Charger Group.

8.17	In the event that:

8.17.1	Closing does not take place on the Closing Date; but

8.17.2	any MDLZ Transferring Employee has become employed by a Charger Group Company or a DEMB Group Company,

the parties agree to co-operate with a view to ensuring that the services of such MDLZ Transferring Employee are made available to the MDLZ Group to the extent reasonably required to support any part of the MDLZ Business retained by a MDLZ Group Company, whether

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

by re-transfer of employment, secondment or the provision of services, and on such terms as to the coverage of the costs of such employees as the parties may agree.

2.1.14	In clause 9.19, the word “MLZ” was replaced with the word “MDLZ”.

2.1.15	In clause 14.7, both occurrences of the words “the Partners and the Company” were replaced with the words “the parties”.

2.1.16	In clause 14.9, the word “provide” was replaced with the word “procure”.

2.1.17	In clause 14.10, the word “provide” was replaced with the word “procure”.

2.1.18	In clause 14.11, the word “provide” was replaced with the word “procure”.

2.1.19	In clause 17.1:

(a)	the words “Five Business Days prior to Closing, MDLZ shall give each of Acorn and the Company” were replaced with the words “No later than 22 days after Closing, MDLZ shall give the Company”.

(b)	both occurrences of the words “Estimates List” were replaced with the words “Receivables/Payables List”;

(c)	both occurrences of the words “MDLZ’s reasonable estimate (acting in good faith) of” were deleted;

(d)	both occurrences of the words “the estimate shall also set out the relevant amounts on an entity by entity basis” were replaced with the words “the relevant amounts shall be set out on an entity by entity basis”;

(e)	both occurrences of the words “the estimate shall also set out the relevant amounts on an invoice by invoice basis” were replaced with the words “the relevant amounts shall be set out on an invoice by invoice basis”;

(f)	the words “MDLZ Receivables are to be transferred” in clause 17.1.1(a)(i) were replaced with the words “MDLZ Receivables were transferred”; and

(g)	the words “MDLZ Payables are to be assumed” in clause 17.1.1(b)(i) were replaced with the words “MDLZ Payables were assumed”.

2.1.20	The whole of clause 17.3 was deleted and replaced with:

17.3	The parties acknowledge that the lists provided pursuant to clause 17.1 are for information only and do not necessarily constitute full lists of all MDLZ Receivables and MDLZ Payables.

2.1.21	In clause 17.4:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	the cross-reference to “clauses 17.1 and and 17.3” in clause 17.4.1 was replaced by a cross-reference to “clause 17.1”; and

(b)	the cross-reference to “clauses 17.1 and 17.3” in clause 17.4.2 was replaced by a cross-reference to “clause 17.1”.

2.1.22	In clause 17.8:

(a)	the words “the calendar quarter following Closing” were replaced with the words “calendar quarter in which Closing occurs”; and

(b)	the words “it or a Retained MDLZ Group Company” were replaced with the words “that MDLZ or a Retained MDLZ Group Company”.

2.1.23	In clause 17.9, the words “the calendar quarter following Closing” were replaced with the words “calendar quarter in which Closing occurs”.

2.1.24	The whole of clause 17.10 was deleted and replaced with:

17.10	No later than five Business Days prior to a quarterly payment falling due pursuant to clauses 17.8 or 17.9 (as applicable), MDLZ shall give the Company:

17.10.1	written details of the amounts received during that quarter in respect of the MDLZ Receivables;

17.10.2	written details of the amounts applied in payment of the MDLZ Payables. during that quarter; and

17.10.3	a reconciliation to the Receivables/Payables List.

MDLZ shall also give the Company any additional supporting information from the MDLZ SAP system that the Company may reasonably request (including, if requested, reasonable samples of documents relating to such MDLZ Receivables and MDLZ Payables).

2.1.25	The following new clauses 17.13 to 17.16 were inserted after clause 17.12:

Credit Notes

17.13	For 24 months after Closing, MDLZ shall (or shall procure that any relevant Retained MDLZ Group Company shall) issue any invoice corrections or credit notes in relation to invoices issued by the MDLZ Group to trade debtors prior to Closing.

17.14	For the purposes of complying with clause 17.13, MDLZ shall (and shall procure that any relevant Retained MDLZ Group Company shall), in all material respects apply the relevant policies, practices and procedures previously used by it in connection with the MDLZ Business as conducted at 7 May 2014.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.15	The Company shall (or shall procure that any relevant Charger Group Company shall), within [* * *] days of the end of each quarter (commencing with the calendar quarter in which Closing occurs), pay to MDLZ (or such Retained MDLZ Group Company as MDLZ may direct) an amount equal to the reductions given or credit notes issued pursuant to clause 17.13 during that quarter into such account as shall have been notified to the Company by MDLZ at least five Business Days prior to the date for payment.

17.16	No later than five Business Days prior to a quarterly payment falling due pursuant to clause 17.15, MDLZ shall give the Company written details of the amounts of relevant reductions given or credit notes issues during that quarter, together any additional supporting information from the MDLZ SAP system that the Company may reasonably request (including, if requested, reasonable samples of documents relating to such reductions or credit notes).

2.1.26	In clause 21.1:

(a)	the words “or Charger OpCo” were inserted after the words “either Partner or the Company”; and

(b)	the words “or Charger OpCo” were inserted after the words “in the case of the Company” in clause 21.1.2.

2.1.27	In clause 21.2.2(a), the bracket after the first occurrence of the word “assignment” was deleted and a new bracket inserted after the first occurrence of the word “of”.

2.1.28	In clause 21.3:

(a)	the words “or Charger OpCo” were inserted after the words “either Partner or the Company”; and

(b)	the words “or Charger OpCo” were inserted after the words “in the case of the Company” in clause 21.3.2.

2.1.29	In clause 21.4.2(a), the bracket after the first occurrence of the word “assignment” was deleted and a new bracket inserted after the first occurrence of the word “of”.

2.1.30	In clause 21.8:

(a)	the words “or Charger OpCo” were inserted after the words “either Partner or the Company”; and

(b)	the words “or Charger OpCo” were inserted after the words “in the case of the Company” in clause 21.8.2.

2.1.31	In clause 21.10:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	the words “or Charger OpCo” were inserted after the words “either Partner or the Company”; and

(b)	the words “or Charger OpCo” were inserted after the words “in the case of the Company” in clause 21.10.2.

2.1.32	In clause 21.15.2, the words “(or shall procure that Charger Group Companies together pay or reimburse)” were inserted after the words “promptly pay or reimburse”.

2.1.33	In clause 21.20.2:

(a)	the word “and” was deleted from the end of clause 21.20.1(b);

(b)	the following new clauses 21.20.2(c) and (d) were inserted after clause 21.20.2(b):

(c)	the Charger Group shall remove all Transitional Marks from any packaging, advertising or promotional material on the first occasion after Closing on which it otherwise changes that packaging, advertising or promotional material;

(d)	no Charger Group Company may produce any packaging, advertising or promotional material after the date falling [* * *] months after Closing; and

(c)	existing clause 21.20.2(c) was renumbered 21.20.2(e).

2.1.34	In clause 21.25, the words “the Partners and the Company” were replaced with the words “the parties”.

2.1.35	In clause 21.29, the following words were inserted at the end of the clause:

For the purposes of this clause 21.29, (a) the terms “Retained MDLZ Assets” and “Retained MDLZ Liabilities” include all assets and liabilities of the Retained MDLZ Group which are not MDLZ Transferred Assets or Assumed MDLZ Liabilities (whether or not they are specifically identified as Retained MLDZ Assets or Retained MDLZ Liabilities) and (b) the term “Retained Acorn Liabilities” includes all liabilities of the Retained Acorn Group which are not Assumed Acorn Liabilities.

2.1.36	In clause 21.30, the words “Each Partner and the Company” were replaced with the words “Each party”.

2.1.37	In clause 24.7:

(a)	the words “(or shall procure that Charger Group Companies together pay)” were inserted after both occurrences of the words “the Company will pay”;

(b)	the word “incurred” was inserted after the words “(whether or not paid)” in clause 24.7.1(a)(ii); and

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the word “incurred” was inserted after the words “(whether or not paid)” in clause 24.7.2(a)(ii).

2.1.38	In clause 24.8:

(a)	the words “(or shall procure that Charger Group Companies together pay)” were inserted after both occurrences of the words “the Company will pay”;

(b)	the words “either prior to or on Closing (to the extent not taken into account in clause 24.7) or” were inserted after both occurrences of the words “Retained MDLZ Group Company” in clause 24.8.1; and

(c)	the words “either prior to or on Closing (to the extent not taken into account in clause 24.7) or” were inserted after both occurrences of the words “Retained Acorn Group Company” in clause 24.8.2.

2.1.39	The following new clause 24.9 was inserted after clause 24.8:

Review of Shared Cost Information

24.9	As soon as reasonably practicable after Closing and after the incurrance of a Shared Cost or Financing Cost after Closing:

24.9.1	each party shall provide to each other party (in addition to the reasonable evidence required pursuant to clauses 24.7 or 24.8) all supporting information reasonably necessary to permit each other party to review and validate the Shared Costs and Financing Costs incurred by that party (whether before or after Closing); and

24.9.2	the parties shall co-operate in good faith (acting reasonably) to resolve any disputes relating to Shared Costs or Financing Costs (within materiality thresholds to be agreed by the Partners) and to make the appropriate adjustments following such review and resolution.

and existing clauses 24.9 to 24.14 were renumbered as clauses 24.10 to 24.15 respectively.

2.1.40	The semi-colon at the end of clause 25.2.3 was replaced with a full stop.

2.1.41	The whole of clause 28.7 was deleted and replaced with:

28.7

If a party fails to pay (or to procure the payment of) a sum due from it under this Agreement on the due date of payment in accordance with the provisions of this Agreement, that party shall pay interest on the overdue sum from the due date of payment until the date on which its obligation to pay the sum is discharged at the rate of 8% per annum (whether before or after judgment). Interest accrues and is payable

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

from day to day. This clause 28.7 shall not apply to any sum due from any Charger Group Company to any Retained MDLZ Group Company:

28.7.1	in South Africa or China as part of the implementation of the MDLZ Reorganisation, provided that such sums are paid within two Business Days after Closing; and

28.7.2	in respect of any Estimated MDLZ Intra-Group Payable in the Ukraine, provided that such sums are paid no later than the date on which the Company either makes a payment pursuant to clause 4.5 or issues and allots shares pursuant to clause 4.6.

2.1.42	In clause 28.8, the words “All payments made by a Partner or the Company” were replaced with the words “All payments made (or procured to be made) by a party”.

2.1.43	In clause 30.3, the words “Each Partner and the Company agrees” were replaced with the words “The parties agree”.

2.1.44	In clause 31.3, the notice details for the Company were replaced with the following:

The Company	Oosterdoksstraat 80, 1011 DK, Amsterdam, The Netherlands	-	[* * *]	[* * *]

with a copy to each of: (1) MDLZ (2) Acorn

Charger OpCo	Oosterdoksstraat 80, 1011 DK, Amsterdam, The Netherlands	-	[* * *]	[* * *]

with a copy to each of: (1) MDLZ (2) Acorn

2.1.45	In clause 32.1:

(a)	the words “The Partners acknowledge” were replaced with the words “The parties acknowledge”; and

(b)	the words “the Partners and the Company” were replaced with the words “the parties”.

2.1.46	In clause 37.1, the following words were inserted after the word “hereunder”:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

, provided that, if Charger OpCo does enforce a right of the Company hereunder, the Company may not enforce the same right in a manner which is inconsistent with the enforcement by Charger OpCo or vice versa. The parties agree that the Company and Charger OpCo (taken together) are not entitled to recover more than once in respect of any right of the Company hereunder. The parties agree that this clause 37.1 shall not increase the liabilities of either Partner (or of any member of either Partner’s Group).

2.1.47	In clause 37.2:

(a)	the word “he” was replaced with the word “The”; and

(b)	the square brackets were deleted.

2.1.48	In part A of schedule 1:

(a)	paragraph 7 under the heading “Exclusive MDLZ Contracts” was moved to become paragraph 1 under the heading “Shared MDLZ Contracts”, and the words “(as amended from time to time)” were added at the end of that paragraph;

(b)	paragraph 7 under the heading “Exclusive MDLZ Contracts” was intentionally left blank; and

(c)	the words “None listed” under the heading “Shared MDLZ Contracts” were deleted.

2.1.49	In part B of schedule 1:

(a)	the words “(including the Swedish Office)” were added at the end of paragraph 6 under the heading “Exclusive MDLZ Owned Properties”;

(b)	The following new paragraph 11 was inserted under the heading “Exclusive MDLZ Owned Properties”:

11.	St Petersburg, Russia (also known as Leningrad Region, Russia)

(c)	paragraph 1 under the heading “Exclusive MDLZ Leased Properties” was replaced with the words “None listed”; and

(d)	the heading “Shared MDLZ Leased Properties” was replaced with a heading “Shared MDLZ Owned Properties”.

2.1.50	In part C of schedule 1:

(a)	the words “Except as expressly varied or superceded by the IP Transfer Agreement (and the Intellectual Property Assignments as defined in that agreement):” were inserted before the heading “Dedicated MDLZ IP Rights”; and

(b)	the following paragraphs were inserted at the end of that part C of schedule 1:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Existing IP Licences Out

The Existing IP Licences Out include:

(a)	the Tassimo Agreement

(b)	the KFG Master Patent Agreement

(c)	the KFG Master Trademark Agreement

The parties note that they will agree updated lists of Intellectual Property Rights the subject of this Agreement as at Closing. Updated lists of registered Transferred MDLZ IP Rights will be attached to the Intellectual Property Assignments (as defined in the IP Transfer Agreement). Lists of the registered and certain unregistered Retained MDLZ IP Rights are attached to the IP Transfer Agreement. In the event of any inconsistency, the schedules to the IP Transfer Agreement and to the Intellectual Property Assignments (as defined in the IP Transfer Agreement) prevail over those to this Agreement.

2.1.51	In part A of schedule 4:

(a)	the word “and” was deleted from the end of paragraph 13.1;

(b)	the full stop at the end of paragraph 13.2 was replaced with “; and”;

(c)	the following new paragraph 13.3 was inserted after paragraph 13.2:

13.3	any cash described in paragraph (s) of the definition of MDLZ Transferred Assets in schedule 18.

(d)	the following new paragraph 14 was inserted after new paragraph 13.3:

14.	All property and assets to the extent used in connection with the business of developing, manufacturing, marketing and selling tea products under the ROYAL brand in Costa Rica and Nicaragua.

2.1.52	In part B of schedule 4, the following new paragraph 3 was inserted after paragraph 2:

3.	Any and all Liabilities to the extent that such Liabilities are in connection with the business of developing, manufacturing, marketing and selling tea products under the ROYAL brand in Costa Rica and Nicaragua.

2.1.53	In part B of schedule 5:

(a)	in paragraph 1.2, the words “is audited” were replaced with the words “and related financial data is subject to certain agreed-upon procedures”;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	in paragraph 1.3, the word “audited” was replaced with the words “subject to agreed-upon procedures”;

(c)	in paragraph 2, the words “(including to agree the procedures to be performed)” were inserted after the words “co operate with the Auditors”;

(d)	in paragraph 2, the word “audit” was replaced with the words “agreed-upon procedures”; and

(e)	in paragraph 3, the words “in preparing the audit” were replaced with the words “in performing the agreed-upon procedures”.

2.1.54	In part D of schedule 5, the following new paragraph 16 was inserted after paragraph 15:

16.	Subject to paragraph 12 of this part D of schedule 5 and clause 22 of the Shareholders’ Agreement, each party shall promptly provide to any other party and to that other party’s accountants and advisers (and, if relevant, to the Reporting Accountants):

16.1	all information (in the possession or control of its Group only); and

16.2	access at all reasonable times to employees of its Group (who shall give such explanations may reasonably be required for the purposes set out below),

in each case that is (a) reasonably requested in relation to the preparation of either Partner’s Draft Closing Accounts Statement; (b) that is reasonably required in relation to the review of either Partner’s Draft Closing Accounts Statement or (c) that is reasonably required to enable the agreement or determination of either Partner’s Closing Accounts or Closing Statement; provided however, that the auditors or accountants of any party (or its Group) shall not be obliged to make any work papers available to any person unless and until such person has signed a customary agreement relating to access to such work papers in form and substance reasonably acceptable to such auditors or accountants. Each party agrees that each other party may impose such reasonable conditions upon access to such information as it thinks fit (including making it available only via a secure data site or in a particular jurisdiction. In addition to the provisions of clause 22 of the Shareholders’ Agreement, each party agrees that it shall restrict access to all such information of another party’s Group to only those of its directors, officers, employees, consultants, accountants and advisers who require it for the purposes of this part D of schedule 5.

2.1.55	In the chart contained in paragraph 2.9 of part J of schedule 5, the words “preceding each date at which the allocation is being calculated” were inserted after each of the three occurrences of the words “the last 3 month period”.

2.1.56	In part A of schedule 8:

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [ * * * ]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	in paragraph 1.1.1, the words “the written resolutions of, or” were inserted after the words “a certified true copy of”;

(b)	in paragraph 1.3.2, the words “insofar as they are not held at a location to which the Charger Group will have access following Closing” were inserted after the words “MDLZ Sale Company”; and

(c)	in paragraph 1.3.6(a), the words “IP Assignment” were replaced by the words “IP Assignments (where relevant)”.

2.1.57	In part B of schedule 8:

(a)	in paragraph 1.1.1, the words “the written resolutions of, or” were inserted after the words “a certified true copy of”;

(b)	in paragraph 1.3.2, the words “insofar as they are not held at a location to which the Charger Group will have access following Closing” were inserted after the words “Acorn Sale Company”;

(c)	paragraph 1.3.6 was deleted and that paragraph was intentionally left blank; and

(d)	paragraph 1.4.4 was renumbered as paragraph 1.5.

2.1.58	In part C of schedule 8:

(a)	in paragraph 1.1, the words “(or for such other value date as may be otherwise agreed)” were inserted after the words “for same day value”;

(b)	in paragraph 1.2, the words “(or for such other value date as may be otherwise agreed)” were inserted after the words “for same day value”;

(c)	in paragraph 1.7.1, the words “this Agreement and” were inserted after the words “each person executing”;

(d)	in paragraph 1.7.1, the words “on the Company’s behalf” were replaced with the words “on behalf of the Company and Charger OpCo”;

(e)	in paragraph 1.7.1(a), the words “the written resolutions of, or” were inserted after the words “a certified true copy of”;

(f)	in paragraph 1.7.1(a), the words “or Charger OpCo” were inserted after both occurrences of the words “the Company”;

(g)	in paragraph 1.7.1(b), the word “authority” was replaced with the word “authorities”;

(h)	in paragraph 1.7.2(a), the words “IP Assignment” were replaced with the words “IP Assignments (where relevant)”; and

(i)	the following new paragraph 1.7.2(aa) was inserted after paragraph 1.7.2(a):

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(aa)	the IP Transfer Agreement;

2.1.59	In part D of schedule 9:

(a)	in paragraph 1, the words “The Company” were replaced by the words “Each of the Company, Charger OpCo and Charger HoldCo II B.V.”;

(b)	in paragraph 2.1, the words “the Company has not” were replaced with the words “none of the Company, Charger OpCo and Charger HoldCo II B.V. has”;

(c)	in paragraph 2.1, the words “and does not have any assets or liabilities of any nature (other than its share capital)” were replaced with the words “and none of them has any assets or liabilities of any nature (other than their respective share capital and investments in each other)”;

(d)	in paragraph 2.2, the words “the Company has not” were replaced with the words “none of the Company, Charger OpCo and Charger HoldCo II B.V. has”.

2.1.60	In schedule 10:

(a)	in paragraph 2.1.2, the words “the date” were inserted after the words “claimed on or before”;

(b)	in paragraph 2.1.3, the words “the date” were inserted after the words “claimed on or before”; and

(c)	in paragraph 6, the words “The Company is” was replaced with the words “The Company and Charger OpCo (taken together) are”.

2.1.61	In schedule 12

(a)	the title “Estimates List” was replaced with the title “Receivables/Payables List”;

(b)	each of the four occurrences of the word “MANGO” was replaced with the word “MDLZ”; and

(c)	both occurrences of the word “ESTIMATE” were deleted.

2.1.62	In schedule 13:

(a)	in paragraph 1, both occurrence of the words “Shared MDLZ Leased Property” in the definition of “Maintenance Agreements” were replaced with the words “Shared MDLZ Owned Property”;

(b)	in the heading of paragraph 3, the word “MANGO” was replaced with the word “MDLZ”;

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(c)	in paragraph 4.1.1, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(d)	in paragraph 8.1, the words “Each Partner and the Company” were replaced with the words “Each party”; and

(e)	in paragraph 11.3, the words “by virtue by this schedule 13” were replaced with the words “by virtue of this schedule 13”.

2.1.63	In part A of schedule 14, the words “after Closing” were inserted in the first paragraph after the words “the Charger Group”.

2.1.64	In schedule 17:

(a)	the following new rows were inserted into the table (in order of the appearance of the relevant clauses in the Agreement):

Clauses 4.5 and 4.6 (Post-Closing Adjustments) and all related provisions	shall be treated as amended such that the MDLZ Adjustment Amount takes into account all the assets and liabilities transferred by the MDLZ Group to the Charger Group under this Agreement and the French Contribution Agreement at Closing and French Closing respectively (and not just those assets and liabilities transferred under this Agreement)

Clause 9.20 (Retention of Liability)

shall be amended to include the words:

(a) “or Assumed MDLZ French Liability” at the end of clause 9.20.1;

(b) “or a MDLZ French Transferred Group Company” at the end of clause 9.20.2; and

(c) “and the French Contribution Agreement” at the end of the last sentence of the clause.

Clause 24.7.1(a)(ii) (Shared Costs)	shall be amended as follows: “incurred by MDLZ Transferred Group Companies or MDLZ French Transferred Group Companies”

Definition of “2013 MDLZ Audited EBITDA” in schedule 18 (Definitions and Interpretation)	references to the “MDLZ Business” shall be interpreted to include the “MDLZ French Business”

(b)	in the row entitled “Part A of schedule 7 (Action pending Closing)”, the square brackets around the number “4” were removed.

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2.1.65	In schedule 18:

(a)	in the definition of “2013 MDLZ Audit EBITDA”, the words “audited consolidated earnings” were replaced with the words “reviewed consolidated earnings”;

(b)	in the definition of “Acorn Working Capital”:

(i)	the words “and Trapped Cash” were replaced with the words “, Trapped Cash and any Tax asset attributable to an Acorn Transferred Company having paid any VAT Asset Tax Liability (including any VAT Asset Tax Liability that was funded by an Acorn Group Company that is not a DEMB Group Company)”; and

(ii)	the words “but excluding Acorn Intra-Group Payables, Indebtedness, Other Adjustments and Retained Acorn Liabilities” were replaced with the words “but excluding Acorn Intra-Group Payables, Indebtedness, Other Adjustments, Relevant Hedging Amounts, Retained Acorn Liabilities”;

(c)	in the definition of “Actual Acorn Net Debt”, the words “plus US$5,000,000” were inserted after the words “Actual Acorn Paid Shared Costs”;

(d)	the whole of the definition of “Actual MDLZ Net Debt” was deleted and replaced with:

“Actual MDLZ Net Debt” means an amount (which may be a positive or a negative number) equal to the aggregate amount of (a) the Actual MDLZ Indebtedness plus the aggregate amount of the Actual MDLZ Other Adjustments less (b) the aggregate amount of Actual MDLZ Cash plus the Actual MDLZ Paid Shared Costs, as set out in the MDLZ Closing Statement;

(e)	in the definition of “DEMB Group Company”, the word “an” was inserted after the words “(b) each subsidiary of”;

(f)	the following new definition was added:

“Draft Closing Accounts Statement” means the Draft Acorn Closing Accounts Statement (in relation to Acorn) or the Draft MDLZ Closing Accounts Statement (in relation to MDLZ);

(g)	the following new definition was added:

“Early Trading Company” means each of Mondelez CR Coffee Production s.r.o., Mondelez Italia Production S.r.l., Taloca Cafe Ltda., Mondelez Guangtong Food (Guangzhou) Co., Ltd., Mondelez Sverige Kaffe AB, Limited Liability Company “Jacobs Bel”, LLC Jacobs

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Georgia, Jacobs Kazakhstan LLP, Jacobs Rus LLC, and PrJSC Jacobsw Ukraina;

(h)	the following words were inserted at the end of the definition of “Effective Time”:

provided that in paragraph (a) “transferred” shall mean direct or indirect beneficial ownership (as would be determined by English law) of the relevant MDLZ Transferred Group Company is within, and steps have been taken by the relevant Retained MDLZ Group Company (to the extent (i) reasonably practicable prior to the relevant time and (ii) that such steps cannot be done by a Charger Group Company after that time) in order to vest full legal title of that MDLZ Transferred Group Company in, the Charger Group to the extent described in the MDLZ Macro Plans (as amended, changed or varied in accordance with clause 7);

(i)	in the definition of “Exclusive MDLZ Contract” the words “, each Green Coffee Futures and each Relevant FX Forward Contract,” were inserted after the words “in part A of schedule 1”;

(j)	the following new definition was added:

“Green Coffee Futures Contract” means each futures contract for green coffee (either Arabica or Robusta) entered into by any party’s Group prior to Closing;

(k)	the following new definition was added:

“Greek Line” means the machinery and equipment (including a dosing machine, conveyor belts, two dosing augers and a vertical bagging machine) located on the fourth floor at 135 Piraeus Street, Athens, in each case whether or not exclusively used in the MDLZ Business at Closing;

(l)	in the definition of “Indebtedness” the words “and the Relevant Hedging Amount,” were inserted after the words “and the Retained Acorn Liabilities (as the case may be)”;

(m)	the whole of the definition of “Initial Acorn Cash Payment” was deleted and replaced with:

“Initial Acorn Cash Payment” means the lesser of (a) €2,500,000,000; and (b) the total aggregate amount outstanding under the Acorn SFA;

(n)	the whole of the definition of “IP Assignment” was deleted and replaced with:

“IP Assignment” means the documents, in the agreed form, which transfer (or procure the transfer of) the Transferred MDLZ IP Rights from MDLZ and other relevant MDLZ Group Companies to the

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Company and other relevant Charger Group Companies, subject to the Company Trade Mark Licence and the IP Transfer Agreement;

and moved to alphabetical order;

(o)	the following new definition was added:

“IP Transfer Agreement” means the document, in the agreed form, which provides for the assignment and license of certain MDLZ Business IP;

(p)	in the definition of “KFG Master Patent Agreement” the words “, as amended” were inserted after the words “dated 27 September 2012”;

(q)	the following new definition was added:

“Margin” means any initial or maintenance margin held by a broker/exchange clearing house in respect of any Green Coffee Futures Contracts;

(r)	in paragraph (b) of the definition of “MDLZ Fixed Plant”, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(s)	in the definition of “MDLZ Intra-Group Payables”, the words “and all amounts repaid by a MDLZ Transferred Group Company to a Retained MDLZ Group Company at Closing pursuant to the MDLZ Reorganisation” were inserted after the words “MDLZ Intra-Group Trading Amounts”;

(t)	in the definition of “MDLZ Intra-Group Receivables”, the words “and all amounts repaid by a Retained MDLZ Group Company to a MDLZ Transferred Group Company at Closing pursuant to the MDLZ Reorganisation” were inserted after the words “MDLZ Intra-Group Trading Amounts”;

(u)	in the definition of “MDLZ Leased Properties” the words “and the Shared MDLZ Leased Properties” were deleted;

(v)	in paragraph (b) of the definition of “MDLZ Machinery”, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(w)	in paragraph (b) of the definition of “MDLZ Office Equipment”, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(x)	in the definition of “MDLZ Payable”, the words “, other than in respect of amounts owing by an Early Trading Company, and other than in Austria, the Czech Republic and Slovakia to the extent that

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MDLZ has, by prior written notice to Acorn, elected” were inserted after the words “not including VAT”;

(y)	in the definition of “MDLZ Properties”, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(z)	in the definition of “MDLZ Receivable”, the words “, other than in respect of amounts owing to an Early Trading Company, and other than in Austria, the Czech Republic and Slovakia to the extent that MDLZ has, by prior written notice to Acorn, elected” were inserted after the words “not including VAT”;

(aa)	in the definition of “MDLZ Reorganisation Document”, the words “in connection with the MDLZ Reorganisation” were replaced with the words “in connection with (a) the MDLZ Reorganisation or (b) any step which is identified in the MDLZ Macro Plans as taking place at Closing”;

(bb)	in the definition of “MDLZ Transferred Assets”:

(i)	the word “and” was deleted from the end of paragraph (r);

(ii)	the following new paragraph (s) was inserted after paragraph (r):

(s)	where provided for in the MDLZ Macro Plans, an amount of cash, whether in hand or at bank, required to be transferred by applicable Law and Tax requirements; and

(iii)	existing paragraph (s) was renumbered as paragraph (t);

(cc)	in the definition of “MDLZ Working Capital”:

(i)	the words “and Retained MDLZ Assets” were replaced with the words “, Retained MDLZ Assets and any Tax asset attributable to a MDLZ Transferred Company having paid any VAT Asset Tax Liability (including any VAT Asset Tax Liability that was funded by a Retained MDLZ Group Company)”; and

(ii)	the words “but excluding MDLZ Intra-Group Payables, Indebtedness, Other Adjustments and Retained MDLZ Liabilities and all Shared Costs” were replaced with the words “but excluding MDLZ Intra-Group Payables, Indebtedness, Other Adjustments, Relevant Hedging Amounts Retained Acorn Liabilities, all Shared Costs”;

(dd)

in paragraph (d) of the definition of “Other Adjustments”, the words “(other than any Green Coffee Futures Contract, any Relevant FX Forward Contract, any Margin and any interest rate derivatives entered

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into by the Company to hedge the Transaction Facility)” were added after the first occurrence of the words “or other derivative instrument”

(ee)	the following new definition was added:

“Relevant FX Forward Contract” means each forward contract to buy US$ for Euro to cover the settlement costs of any Green Coffee Futures Contract;

(ff)	the following new definition was added:

“Relevant Hedging Amount” means the value of any Green Coffee Futures Contact, the value of any Relevant FX Forward Contract, or the amount of any Margin;

(gg)	in the definition of “Retained MDLZ Fixed Plant”:

(i)	in paragraph (a), the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(ii)	the word “and” was deleted from the end of paragraph (b);

(iii)	the word “and” as inserted at the end of paragraph (c); and

(iv)	the following new paragraph (d) was inserted after paragraph (c):

(d)	the Greek Line;

(hh)	in the definition of “Retained MDLZ Machinery”:

(i)	in paragraph (a), the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(ii)	the word “and” was deleted from the end of paragraph (b);

(iii)	the word “and” as inserted at the end of paragraph (c); and

(iv)	the following new paragraph (d) was inserted after paragraph (c):

(d)	the Greek Line;

(ii)	in paragraph (a) of the definition of “Retained MDLZ Office Equipment”, the words “Shared MDLZ Leased Property” were replaced with the words “Shared MDLZ Owned Property”;

(jj)	in the definition of “Retained MDLZ Properties”:

(i)	the words “, subject to the provisions of schedule 13 in relation to such properties” were deleted; and

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(ii)	in paragraph (e), the words “but excluding the Sweden Office” were inserted after the words “at Closing”;

(kk)	the whole of the definition of “Shared MDLZ Leased Properties” was deleted and replaced with:

“Shared MDLZ Owned Properties” means the freehold property listed under “Shared MDLZ Owned Properties” in part B of schedule 1, excluding the Retained MDLZ Properties;

(ll)	the following new definition was added:

“Sweden Office” means the office facilities that are, immediately prior to Closing, owned by Mondelez Sverige Kaffe AB at Gaevle Alderholmen, Sweden and which are not exclusively used in the MDLZ Business at Closing;

(mm)	in the definition of “Tassimo Agreement” the words “, as amended” were inserted after the words “Kraft Foods Group, Inc.”;

(nn)	in the definition of “Transitional Services Agreement”, the words “the Company” were replaced with the words “Charger OpCo”; and

(oo)	the following new definition was added:

“VAT Asset Tax Liability” has the meaning given in the Global Tax Matters Agreement;

3.	FURTHER AMENDMENTS TO THE GLOBAL CONTRIBUTION AGREEMENT

3.1	The parties hereby agree that, with effect from the date of this Agreement, the Global Contribution Agreement shall be amended as follows:

3.1.1	In new clause 17.16:

(a)	the word “issues” is replaced with the word “issued”; and

(b)	the word “with” is inserted after the word “together”.

3.1.2	In new paragraph 16 of part D of schedule 5:

(a)	in paragraph 16.2, the word “as” is inserted after the word “explanations”; and

(b)	in the last paragraph, a bracket was inserted after the words “particular jurisdiction”.

3.1.3	In schedule 17:

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(a)	in the row in the table entitled “Clause 8.5 (Closing)”, an underlined bracket is inserted after the first occurrence of the words “if applicable”; and

(b)	all the square brackets around clause, paragraph, part and schedule numbers in the table are deleted.

3.1.4	In the definition of “MDLZ Working Capital”, a comma is inserted after the words “Relevant Hedging Amounts”.

4.	GENERAL

Clauses 33, 34, 35 and 36 of the Global Contribution Agreement shall apply to this agreement mutatis mutandis.

EXECUTED by the parties

Signed by Jonas Bruzas	)
for and on behalf of	) /s/ Jonas Bruzas
MONDELĒZ INTERNATIONAL	)
HOLDINGS LLC	)

Signed by Joachim Creus	)
for and on behalf of	) /s/ Joachim Creus
ACORN HOLDINGS B.V.	) Authorized Representative

Signed by P. Laubies	)
for and on behalf of	) /s/ P. Laubies
JACOBS DOUWE EGBERTS B.V.	)

Signed by L. Burgers	)
for and on behalf of	) /s/ L. Burgers
JACOBS DOUWE EGBERTS	)
INTERNATIONAL B.V.	)

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